EXHIBIT 99.2
                                                                    ------------

Pro-Forma financial statements of Registrant as of June 30, 2002 as if the acquisition had occurred at the beginning of such period.


                            SPECTRASOURCE CORPORATION
                             PRO-FORMA BALANCE SHEET
                               AS OF JUNE 30, 2002
                                   (UNAUDITED)


                                                            June 30,      Pro-Forma      Pro-Forma
                                                              2002       Adjustments   June 30, 2002
                                                          ------------------------------------------
                                                           (UNAUDITED)                   (UNAUDITED)
Assets
 Current Assets
  Cash                                                         116,042         24,495        140,537
  Accounts Receivable, less reserve of $68,585                 971,491         65,687      1,037,178
  Prepaid Expenses                                             142,133            --         142,133
  Inventory                                                  1,221,557         14,208      1,235,765
                                                          ------------------------------------------
 Total Current Assets                                        2,451,223        104,390      2,555,613
                                                          ------------------------------------------

  Fixed Assets,net of Accum. Dep. of $376,275                  465,705            --         465,705
  Goodwill, net                                                    --         400,768        400,768
  Other Assets and Investments                                  13,500         10,000         23,500
  Deferred Tax Asset                                           363,308        (9,031)        354,277
                                                          ------------------------------------------
Total Assets                                                 3,293,736        506,127      3,799,863
                                                          ==========================================


Liabilities and Stockholders' Equity
 Current Liabilities
  Accounts payable and accrued expenses                        600,099         78,586        678,685
  Short Term Debt                                              868,190         45,000        913,190
  Current Maturities of Long Term Debt                          87,930         53,506        141,436
  Due To Affiliates                                            127,790            --         127,790
                                                          ------------------------------------------
 Total Current Liabilities                                   1,684,009        177,092      1,861,101
                                                          ------------------------------------------

 Long Term Debt
  Notes Payable, Banks                                          88,275            --          88,275
  Notes Payable, Related Parties                             1,283,612        118,923      1,402,535
  Commitments and Contingencies                                    --             --             --
                                                          ------------------------------------------
 Total Long Term debt                                        1,371,887        118,923      1,490,810
                                                          ------------------------------------------

 Stockholders' Equity (Deficit)

  Common stock, $.001 par value, 10,000,000
   shares authorized, and 7,184,872 and 6,015,080
   shares issued and outstanding at June 30, 2002
   and September 30, 2001, respectively                         16,190            339         16,529
  Capital in excess of par value                             3,338,043        193,000      3,531,043
  Accumulated Deficit                                       (3,116,393)        16,773     (3,099,620)
                                                          ------------------------------------------
 Total Stockholders' Equity                                    237,840        210,112        447,952
                                                          ------------------------------------------
Total Liabilities and Stockholders' Equity                   3,293,736        506,127      3,799,863
                                                          ==========================================

                            SPECTRASOURCE CORPORATION
                         PRO-FORMA RESULTS OF OPERATIONS
                         NINE MONTHS ENDED JUNE 30, 2002
                                   (UNAUDITED)

                                                          NINE MONTHS
                                                             ENDED        PRO-FORMA      PRO-FORMA
                                                          JUNE 30, 2002  ADJUSTMENTS   JUNE 30, 2002
                                                          ------------------------------------------
Sales                                                        4,784,816        240,529      5,025,345
Cost of Sales                                                2,126,652        187,459      2,314,111
                                                          ------------------------------------------
           Gross Profit                                      2,658,164         53,070      2,711,234
                                                          ------------------------------------------

Costs of Products Sold
           Selling and administrative expenses                  59,558         27,265         86,823
           Depreciation and amortization                        72,427                        72,427
           Other costs and operating expenses                2,209,036                     2,209,036
                                                          ------------------------------------------
Total Costs of Products Sold                                 2,341,021         27,265      2,368,286
                                                          ------------------------------------------

Income (Loss) from operations                                  317,143         25,805        342,948

Other Income:
           Interest Income                                           0                             0
           Miscellaneous Other Income (Expense)                  1,441                         1,441
                                                          ------------------------------------------
Total Other Income                                               1,441              0          1,441
                                                          ------------------------------------------

Income before taxes                                            318,584         25,805        344,389

Provision for income taxes                                     106,936          9,031        115,967
                                                          ------------------------------------------

Net Income or (Loss)                                           211,648         16,774        228,422
                                                          ==========================================

Basic earnings (loss) per common share:                           0.04                         0.032

Weighted average number of common shares                     6,015,850                     7,184,872
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